UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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     ☐ Preliminary Proxy Statement
     ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     ☐ Definitive Proxy Statement
     ☒ Definitive Additional Materials
     ☐ Soliciting Material Pursuant to ss.240.14a-12
SFN GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2010. SFN GROUP, INC. SFN GROUP, INC. 2050 SPECTRUM BLVD. FORT LAUDERDALE, FL 33309 Meeting Information Meeting Type: Annual Meeting For holders as of: March 22, 2010 Date: May 18, 2010 Time: 9:00 AM EDT Location: SFN Group’s Corporate Headquarters 2050 Spectrum Boulevard Fort Lauderdale, Florida 33309 You are receiving this communication because you hold shares in the above named company. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M25424- P94374

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE, PROXY STATEMENT, PROXY SUPPLEMENT AND ANNUAL REPORT. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy and Select a Future Delivery Preference: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. To obtain information to be able to attend the meeting contact Ms. Dahlton Bennington at (954) 308-8427. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. M25425- P94374

For Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Voting Items All All Except Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends that you vote FOR the following: 0 0 0 Vote on Directors Item 1. The election of three Class II members of the Board of Directors to hold office until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Nominees: Class II 01) Steven S. Elbaum 02) David R. Parker 03) Anne Szostak Item 2. The election of one new Class III member of the Board of Directors to hold office until the 2011 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Nominee: Class III 01) Lawrence E. Gillespie Vote on Proposals For Against Abstain The Board of Directors recommends you vote FOR the following proposals: Item 3. An amendment to the Company’s Rights Agreement intended to protect the Company’s net operating loss 0 0 0 benefits and other deferred tax assets. Item 4. A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 0 0 0 the 2010 fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M25426- P94374

Non-voting items Change of Address/Comments Please print new address or comments in the box below. Annual Meeting of Stockholders — May 18, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) of SFN Group, Inc., a Delaware corporation (“SFN”), hereby acknowledge(s) receipt of the Notice of the 2010 Annual Meeting of Stockholders and related Proxy Statement and SFN’s 2009 Annual Report to Stockholders. The undersigned hereby appoint(s) Mark W. Smith and Thad S. Florence, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, to vote on behalf and in the name of the undersigned, all shares of common stock, which the undersigned would be entitled to vote if then and there personally present at the Annual Meeting of Stockholders, to be held May 18, 2010 at 9:00 a.m., EDT at SFN corporate headquarters, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309, and at any adjournment or adjournments thereof, on all matters set forth on the reverse side. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Authorized Signatures — This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer. Signature 1 — (Please sign on line) Signature 2 — (Joint Owners) Date — (Please print date) M25427- P94374